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BARON
CAPITAL
FUNDS




PERFORMANCE.....................1

BARON CAPITAL ASSET FUND'S
 INVESTMENT STRATEGY.............3

PORTFOLIO COMPOSITION
 AND HOLDINGS...................8




767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

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                            BARON CAPITAL ASSET FUND
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ANNUAL REPORT                                                 DECEMBER 31, 2001

Dear Baron Capital
Asset Fund
Shareholder:

PERFORMANCE

Baron Capital Asset Fund's performance since its inception on October 1, 1998 has been strong, both absolutely and relative to the market. The Fund* has gained 96.8% (23.2% per year) since the Fund's inception through December 31, 2001. This compares to a gain of 40.2% (10.9% per year) for the Russell 2000.

Baron Capital Asset Fund's absolute performance in the year ended December was satisfactory, +12.3%, and its relative performance was strong. The Fund outperformed the Russell 2000 by 9.9 percentage points and according to Morningstar outperformed its small cap growth peers by over 23%, which lost on average 10.8% for the year.

BATMAN: "REMEMBER, GOOD, EVEN THOUGH IT'S SOMETIMES SIDETRACKED, ALWAYS, REPEAT:
ALWAYS, TRIUMPHS OVER EVIL."

With the United States' geographic isolation, our government had long ignored terror elsewhere. No longer. In our moral crusade, it doesn't matter whether terrorist attacks occur in the United States . . . the United Kingdom . . . Rome
 . . . Israel . . . Beirut or


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*The inception date for the insurance class was October 1, 1998. Performance results for the retirement class can be found in the financial highlights table on page 15 of this report.


-----------------------  --------------------------- ---------------------------
                         PERFORMANCE SINCE INCEPTION PERFORMANCE SINCE INCEPTION
                         OCTOBER 1, 1998 THROUGH     NOVEMBER 25, 1998 THROUGH
PERFORMANCE FOR THE YEAR DECEMBER 31, 2001           DECEMBER 31, 2001
ENDED DECEMBER 31, 2001  CUMULATIVE                  CUMULATIVE
-----------------------  --------------------------- ---------------------------

     [BAR GRAPH]                 [BAR GRAPH]                 [BAR GRAPH]

INSURANCE SHARES  12.3%  INSURANCE SHARES  96.8%     RETIREMENT SHARES  64.3%

RETIREMENT SHARES  12.6% S&P 500*    17.5%           S&P 500*    .8%

S&P 500*   -11.9%        RUSSELL 2000*  40.2%        RUSSELL 2000*  28.4%

RUSSELL 2000*  2.5%
-----------------------  --------------------------- ---------------------------

* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

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anywhere else. The United States will no longer look away when IRA bombs explode in London; when terrorists blow up cafes in Paris; when terrorist nations threaten with germs or nuclear weapons; or when Palestinian terrorists murder dozens of innocent  women and  children  waiting on a corner for a bus. . . . or open fire on a passenger bus killing more dozens of innocents. . . . or strap bombs to themselves and kill innocent Israeli teenagers eating pizza slices in a Sbarro's. . . . or dancing in a disco. Winston Churchill's words to his nation nearly a half century ago are especially relevant in our war with those who would try to change our lives through fear. " . . . What is our aim? . . . Victory. Victory at all costs, victory in spite of all terror, victory however long and hard the road may be: for, without victory, there is no survival."

WHAT DOES 9.11 MEAN FOR OUR ECONOMY . . . AND, OUR INVESTMENTS?

Before the atrocities on that date, the United States and other economies of western nations were mired in late stages of recession. The horrific events of
9.11 probably delayed the United States' recovery six to nine months. But, we are certain, recovery, as it has five times since I became a securities analyst in 1970, will come.

With so many stocks cheap after a nearly two year bear market . . . only two other bear markets have lasted this long in the past seventy years . . . 1930-31 and 1973-74 . . . and, in both prior instances stocks performed very well the next year . . . we're bullish. Stimulative government fiscal and monetary policies . . . and, wartime spending . . . will help boost business' profits. Most businesses will quickly adapt their costs to current prospects and soon begin to grow profits again. Although we're really not trying to predict what "the market" is going to do, or precisely when the economy will begin to expand again, there's plenty of money to push share prices higher when confidence improves. Percentage of individuals' assets held in money funds are more than 75% above levels prevailing during most of the past decade, e.g. 22% of mutual fund assets vs a more normal 12%. Money fund assets are the highest relative to fund assets since 1991. At $2.3 trillion, money fund assets are the most ever!

The improvement in stock prices since the end of September coincides with progress in Afghanistan. Share prices are likely to trade at lower than normal multiples for a while due to uncertainties, and there are likely to be further difficult campaigns against terror in other locales after we win in Afghanistan. However, we, too, believe the tragic events in September marked a bottom in both economic activity and stock prices.

DESPITE RECESSION, MANY BARON CAPITAL ASSET FUND HOLDINGS' EARNINGS AND SHARE PRICES INCREASE SHARPLY.

Baron Capital Asset Fund's  investments in specialty retail,  business services,
education  and  healthcare   were  very  strong   contributors  to  this  year's
performance.

KRISPY KREME DOUGHNUTS was our third largest profit contributor this year. Its shares have about doubled in price since our initial purchase earlier this fiscal year. Krispy Kreme is rapidly expanding its 50 year old, cult-branded donut chain throughout the United States . . . and meeting with spectacular success. With only a little more than 200 existing Krispy Kreme Donut stores, compared to more than 2500 for Dunkin' Donuts, this firm's expansion is in its very early stages. To demonstrate the pent up demand for its product, stores opening in new markets are often met by hordes of new customers who camp out overnight waiting, maybe not so patiently, to buy their hot Krispy Kreme donuts right off the production line. Franchisees often earn back their entire store investment in a few months. Owners of other restaurants usually earn back their investment in five years . . . if they've made a good investment! Krispy Kreme earnings have increased more than 60% this year.

CHOICE HOTELS, despite the devastation in travel and entertainment stocks since 9.11, increased in price about 50% this fiscal year. It had more than doubled before the attacks. And, its stock price is still selling for only about 13X 2002 earnings per share. Choice's stock performance was driven by its low price to start the year. It had been about flat the prior two years despite strong profits growth; its very strong profit increases as its moderate priced motels have benefited from consumer "trading down;" and its huge share repurchases over the past two years, 18 million shares, almost 30% of its shares outstanding, have been repurchased at very attractive prices during that time period.

Despite weakness in the technology sector, our one technology investment, time and attendance software maker Kronos, was one of our best performers with its share price increasing more than 35% from last September. Kronos introduced a new Internet based version of its popular business software, which experienced very strong demand. Kronos' profit margins in the long term could double or triple from current levels.

For-profit colleges APOLLO and its UNIVERSITY OF PHOENIX ON-LINE subsidiary were the Fund's two best performing investments. Profitability for both was driven by very strong student enrollment growth, Apollo with 15.0% increases at its existing physical campuses, and the University of Phoenix On-Line with a positively scorching 80.0% increase in on-line student attendance.

EDUCATION MANAGEMENT's Art Institutes enrollments grew 15.6%, earnings per share 24.6%. That firm's pending acquisition of for profit graduate school Argosy will boost long term growth. Its curricula and programs will be used at the undergraduate level as well. Education Management's shares were also strong contributors to the Fund's performance.

MANOR CARE made the most important contribution to the Fund from the generally strong healthcare group. The company's medicare census has improved, wage pressures are moderating and reimbursement has significantly improved during the past two years.

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Institutional  fixed income money manager BLACKROCK  continued to achieve strong results as its excellent performance generated continued strong money flows. Its efforts in equity management have not been as stellar, offering further upside.

On July 6, The European Union Commission gave antitrust approval for high value-added, metals based, specialty company OM GROUP's acquisition of Degussa Metals Catalyst. The acquisition was made at a very attractive price relative to existing earnings and assets and should offer OM Group the potential to significantly increase dmc2's profitability and growth rate. Despite recession, OM has continued to grow, albeit a little slower than normal, and its share price has continued to perform well.

One of my personal favorite investments, CHOICEPOINT, is, not surprisingly, the largest investment for Baron Capital Asset Fund. Its share price has about tripled since our initial investment three years ago and increased about 35% last year. ChoicePoint's business is one that has actually benefited from recent events. ChoicePoint is the leading provider of database information about individuals and businesses to insurance companies, businesses and government. The companies core insurance company database business, about half its revenues and two thirds of its profits, is growing perhaps 20% per year and, with the recent introduction of a new service, could accelerate that growth. Its market share is dominant in this business segment. ChoicePoint's database services providing information to businesses and government about employees, customers and citizens is growing 25% per year. Concerns about privacy issues have been overwhelmed, of late, by our concerns about personal security. The company's Workplace Solutions business, the largest preemployment screening service, (background checks), has the potential to sell its customers a lot more data about new employees than it currently does. And, it offers the potential to sell its customers ongoing information about their existing employees and customers. It also has a very strong opportunity to provide information about airline customers to speed check-ins and to be sure potential passengers are not "high risk." The FBI and CIA are two important customers. We had believed ChoicePoint could triple its estimated $1.75 per share earnings in the next four years. We now think that opportunity may be greater.

LOTS OF NEW INVESTMENTS OFFER OPPORTUNITY.

In addition to Krispy Kreme, Baron Capital Asset Fund has added several new investments to its holdings during the past year. CHARLES RIVER LABS offers an interesting opportunity to invest in drug discovery and development. The company is the leading provider of genetically engineered mice and rats to pharma and biotech industries. Specialty filter company, MILLIPORE, will benefit from more research and development spending by pharma and biotech companies. CALIFORNIA PIZZA KITCHEN, I've just loved this company since I first tasted their pizza at The Mirage in Las Vegas several years ago, has the opportunity to significantly increase the size of its chain. Media businesses HARTE-HANKS and CATALINA should both benefit as advertising expenditures again increase. Advertising has had its worst year in 2001, in terms of business percentage decline, since the Great Depression. SMARTFORCE is a prime beneficiary of an expected increase in employee training once we emerge from recession. Outpatient surgery centers AMSURG and UNITED SURGICAL offer doctors, hospitals and patients a better, and less expensive, way to perform surgeries. We expect the Fund to add several additional investments to its holdings in the coming year. It has also significantly increased several existing holdings.

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BARON CAPITAL ASSET FUND'S INVESTMENT STRATEGY:

Baron Capital Asset Fund invests in fast-growing, small, non-tech businesses with sustainable competitive advantages. . . at attractive prices . . . for the long term . . . that we identify through our own research.

Valuation is important . . . and it always has been.

We invest in growing businesses. We won't invest in a business that isn't growing just because it's cheap. But we also won't invest in a business with a tremendous growth opportunity if its valuation, in our opinion, already discounts great success. That was the problem with so many internet investments. Great opportunities. But, the valuations were already huge and were based upon the assumption that these businesses had already achieved great success.

So, how do we value businesses? Like a business person would . . . based upon current cash flows, earnings, asset values, growth rates and long term barriers to entry . . . with only a little premium for a growth opportunity. We're not ready to accord a valuation that approaches General Motors' to a start up business.

We think our research and long term investment horizon provide us with competitive advantage.

Why do we do our own research? We have never thought it particularly useful to follow widely publicized recommendations of large brokerage firms that all seem to arrive at the same conclusion at the same time based upon the same information. Recommendations based upon earnings for a calendar quarter that's just ended, beating or missing earnings estimates by a penny . . . upon management presentations at widely attended conferences or conference calls . .
 . or upon projected interest rates, the nation's economic growth rate, unemployment or inflation rates (all basically unknowable).

We think it's better to first identify a large business opportunity . . . and then to identify businesses that could take advantage of the opportunity. We try to visit these companies regularly, as well as their competitors and customers, to determine a business' sustainable competitive advantages and the talent and passion of its executives. What does "the passion of its


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executives"  mean? It means that these executives don't regard what they do as a job, but truly enjoy their work and have a sense of urgency to make things happen. Every day. And, would likely work long hours even if they didn't have to. Like Tina Turner, they want to be "Simply the Best." We have often written that how executives treat their customers, their fellow employees, their community and their fellow investors is an important determinant to the success of a business. You can only measure attitude by seeing it with your own eyes.

When we believe a big opportunity, great executives and attractive fundamentals, including valuation, are all present, we invest for the long term. Long term, to us, means years and years . . . not quarters, months, weeks or days, so that if the business is successful, our Fund should profit accordingly. Most mutual funds have annual portfolio turnover of over 100%, i.e., they sell their entire portfolio and replace it more than once a year. Baron Capital Asset Fund's average portfolio turnover over the last three years is less than 40% per year. We believe this allows our Fund the opportunity to participate in the long term growth experienced by our successful investments.

THE OUTLOOK IS BRIGHT

Our healthcare and education investments were "no-brainers" in 2001. With the population of aging individuals increasing much more rapidly than the population as a whole and reimbursement improved, profits for healthcare businesses have been increasing sharply despite the recession. As have their stocks. Ditto for education businesses. High school graduates can't easily get jobs in our high tech economy without post secondary education. With for profits schools increasing the number of campuses, the courses they offer, the prices for their services and their profits, it is no wonder that these shares increased sharply in price last year. With those trends expected to continue, we expect our healthcare and education investments to continue to perform well in 2002.

We also expect our investments in ChoicePoint, the leading database provider of information about our citizens to businesses, government and individuals, to accelerate its growth due to recent circumstances. We think it not surprising that following the 9.11 attacks, when nearly every stock was falling in price, ChoicePoint was increasing! That is because issues of privacy, which were in the forefront only recently, have receded as the government and U.S. businesses now need to know more about us to insure our security. Although we have nearly tripled our money in ChoicePoint during the past three years, we had expected to more than double our money again in ChoicePoint during the next four years. We now think that objective could be quite conservative . . . maybe by 50%!

LUXURY GOODS, TRAVEL AND ENTERTAINMENT WILL REBOUND.

"We're in the business of selling you what you don't need," Ralph Lauren, Polo Ralph Lauren's chairman, once remarked to me. And the same could obviously be said of goods you purchase at Sotheby's auctions. You could clearly do without them. For a while, anyway. At a meeting in early October in San Francisco with a large apparel business for whom we manage money they noted that their retail business was recovering sharply after 9.11. "Americans' propensity to delay consumption is small. Unlike Japan when consumers stopped spending for twelve years, they just stopped spending, in this country people don't stay out of stores for more than a week or two."

When times are a little more difficult or a tragedy occurs, Americans forgo their vacations . . . for a while . . . a short while. But, we work so hard, that before long we find ourselves longing for rest and relaxation, before long you'll be vacationing again . . . and, we think it'll be sooner than you now think. Vail, Sun International and the Four Seasons will benefit.

We don't think the share prices of our hotels and resorts and purveyors of luxury goods and many other non essential services reflect a short term slowdown. In many instances, they reflect a depression, and a long one at that. We won't be surprised if these holdings produce among our best percentage gains over the next twelve months.

STRATEGIC MISTAKES.

I have often commented that "we invest in people, not just buildings." In most instances these executives have "gotten it right" and made spectacular strategic decisions. Charles Schwab expanding its discount brokerage firm first with physical offices that brought in more assets, then into market making, mutual fund distribution, i.e. Mutual Fund OneSource, electronic trading and, most recently, advice. Robert Half recognized the potential to serve small and mid-sized businesses with temporary professional help, accountants initially, then assistants, IT personnel and financial executives. DeVry recognized the potential to provide graduating high school seniors with bachelors degrees and curriculum training desired by businesses. Then, determined that it should invest in student retention so that its students, many the first in their families to attend college, could obtain the skills required to graduate and obtain a well paying job in a satisfying career. Then by expanding the number of its campuses. By adding a graduate school. And, finally by enhancing its curriculum by acquiring first a CPA training business then a CFA prep course business. Apollo recognized the opportunity to provide adults with a college degree. And, then to offer its courses on-line. Brilliant. Four Seasons recognized the value of customer service and parlayed that knowledge into 80 year management contracts for among the most luxurious hotels in the world . . . when the norm on management contracts is five to ten years!



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But, the men and women who manage our businesses  don't always get it right.  At least, they sometimes make decisions we think are mistakes. Which, according to Warren Buffett, means that the business may not be as good as we believed it to be. "All decisions made by executives running good businesses are easy. Decisions by executives running businesses not as good are more often hard." The results of these decisions can be painful. Sotheby's executives, price fixed. A terrible decision. But, they also hired several executives that were not up to snuff, missed an important opportunity to strategically link their business to eBay, spent an excessive amount to launch an Internet business and rejected an offer to acquire the company at three times its current price. But, amazingly, as testimony to the underlying strength of their business, they're still a leader in high priced auctions. Motient not so fortunately financed a startup business with debt not equity and, as a result, is in the process of being reorganized. Fortunately for Motient, an investment at the time they did not consider valuable, XM Satellite Radio, has become so. Their valuable spectrum is another saving grace. NTL also chose to finance its startup cable t.v./telephony business with a lot more debt than equity to its great rue. The strong demand for its services will probably allow this company to again flourish but heavy leverage has taken a huge toll.

2000 ATTEND  TENTH  ANNUAL  BARON "KICK THE TIRES" 2001  INVESTMENT  CONFERENCE.
BARON  PORTFOLIO   MANAGERS,   EXECUTIVES  OF  FUNDS'  INVESTMENTS  SPEAK  ABOUT
PROSPECTS; JERRY SEINFELD SURPRISE ENTERTAINER.

Despite fear of flying, to paraphrase a `60's book title, about a third of our guests this year did so. Despite contining terror threats and anthrax fears. We think America's getting our Mayor's message that "so much happening in this great city, you'd have to be crazy to stay away." Our shareholders traveled from at least 40 states including California, Arizona, Florida, New Mexico and Texas and many other distant locales. Individuals for whom we manage from $2000 to more than $200 million attended. We feel like we did our part to help New York. Cool new t.v. ads featuring quintessential New Yorkers will do more. Baseball fan Henry Kissinger running the bases in Yankee Stadium and sliding into home plate headfirst in a business suit with a groundskeeper yelling, "Hey, what are you doing? Get out of here!" Dr. Kissinger then dusts himself off asking, "Derek who?" Yogi Berra vigorously conducting the New York Philharmonic and then exclaiming, to loud applause, "Who is this Phil Harmonic guy anyway?" Woody Allen gracefully pirouetting on skates in Central Park claiming, "I've only had one lesson." Billy Crystal and Robert DeNiro arguing over who should be the turkey and who should be the pilgrim in the city's annual Thanksgiving Day parade. I love New York. You will too. Visit us.

DeVry's President and COO, Harley motorcycle rider, and one of my favorite executives, Ron Taylor was our first speaker. Ron described DeVry's growth prospects: more campuses, more students enrolled in existing campuses, more programs in existing schools, higher tuition, strategic acquisitions like Becker Conveiser, the leading CPA preparation business and, the leading CFA preparation business, and, of course, on-line. Ron showed our shareholders the dramatic appreciation achieved in DeVry's stock market value since 1990 when "Ron first invested," more than 30 fold appreciation, and promised a lot more. Ron was a speaker in 1992 at our first annual Baron conference.

George Johnson, Extended Stay's President and COO, and one of Blockbuster Video's founders was our second speaker. In his deep Southern drawl, George announced that he "works for no salary, I don't need it. I'm working for the same thing that all our shareholders want, a higher value to our business and a higher stock price. We offer great value to `road warriors,' salesmen and women. The sales tax I paid on my room last night at the St. Regis in New York is more than the average daily rate we charge our guests. Extended Stay had only two hotels when it first went public and currently owns 400 hotels, has $300 million annual cash flow, is growing more rapidly than any other public hotel company, is selling at about half the price than when it first went public, and a lot less than the value of its current properties.

John Meier, the Chairman and CEO of Libbey Glass was our third speaker. John, grew up in Broadway Joe Namath's home town of Beaver Falls, Pennsylvania, but is a few years younger than the former Jet's star. John also starred as a quarterback on his high school football team, and established a number of records, although many of those records were not records most athletes would want, e.g. most interceptions. John described the competitive advantages of his foodservice glass business, his company's strong, mass merchant, retail glass business and Libbey's growth prospects. He also spoke about acquisitions, including Libbey's pending purchase of Anchor Hocking, which can be run more efficiently using Libbey technology and acquisitions which will broaden Libbey's product offerings to its foodservice customers. Libbey will also benefit from lower energy costs, lower labor costs and significant savings from the use of its new technologies. $800 million annual sales are targeted in four years from $465 million in the current year. Not too bad for a business now valued by stock investors for about ten times current year earnings!

Krispy Kreme's chairman Scott Livengood was our last company speaker. Scott made an extraordinary effort to speak to us this year arriving that morning shortly before his talk. He was co-chair of an event honoring Henry Aaron in Atlanta the night before. Scott didn't disappoint. In addition to bringing thousands of donuts with him, the donuts actually just met him here, Scott showed video clips of patrons waiting anxiously in long lines for new Krispy Kreme stores to open. Traffic jams . . . news show reports . . . and, in one instance a visit by a helicopter pilot . . . captured the frenzy associated with these openings. And, of course, the very profitable growth associated with these stores. We've already more than tripled our money in


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Krispy Kreme during the past two years . . . and we think  there's a lot more to come.

New York born and bred entertainers Billy Joel and Neil Diamond rocked the last two Baron conferences. Several months ago, I decided it might be better to laugh than sing this year and convinced New York born and bred Jerry Seinfeld to agree to entertain our shareholders at the Tenth Annual Baron Conference.

I introduced Jerry and told how we first met more than fifteen years ago. "My cousin Cliffy grew up in Massapequa, Long Island. He's now a doctor in Portland, Oregon. More than fifteen years ago, Cliff stayed with Judy and me in New York for five or six weeks to take some courses at New York University Medical School. One Friday he announced that his best friend from high school was going to perform that evening at the Comedy Club. Would I like to go? I begged off. "Could I bring my friend back afterwards?" Cliff asked. "Sure." A little after midnight Cliff and his friend . . . Jerry Seinfeld . . . showed up. We talked and laughed for a couple of hours. "Well, what did you think?" Cliff wanted to know after his aspiring comic friend left. "Well, I thought he was very funny, but I don't think there are a lot of people out there who will enjoy the humor of a skinny Jewish kid from Long Island. I think he's going to have a tough time," I remarked perceptively.

"How do all you people out there feel, with your financial lives in the hands of this man who didn't see the potential in me . . . but likes THE DONUT! Wait until Ron finds out about pizza!" Jerry teased. But, he's obviously missed it. We've already discovered pizza! Baron Growth and Baron Small Cap are investors in California Pizza Kitchen!

"It's illegal to fly a kite in Afghanistan. I think the Taliban is afraid they might discover electricity," Jerry commented. After briefly noting my cousin's coffee addiction, Jerry's dialogue was then wide ranging commentary on contemporary mores. Jerry's stories about advertising, dating, weddings, marriage, wives, language, family, babies and friends were constantly interrupted by applause and peeling laughter . . . because they were obviously so on target. Which was confirmed by our guests' comments as they were leaving, the phone calls Judy and I received that night from friends and the e-mails and calls we received over the following days. I was clearly right in my assessment that laughter was what we needed this year.

CALL, VISIT OR E-MAIL FOR YOUR COMPLIMENTARY BARON 2001 CONFERENCE T-SHIRT.

At the conclusion of our conference this year, as has been our tradition for the past ten years, we gave each of our shareholder guests a complimentary Baron Funds 2001 t-shirt. This year, keeping with the conference's old- fashioned, "back to basics" theme, the shirt features a colorful rendering of the Brooklyn Dodgers' Ebbets Field by artist Howard Newman. The shirt is also autographed by our featured entertainer, Jerry Seinfeld, as well as by Liza Minelli who introduced the afternoon session singing "New York, New York" and received an overwhelming response. Our t-shirt was once again designed by me and we all think it is one of our coolest yet. If all else fails, a second career as a t-shirt designer beckons. If you'd like a complimentary party favor shirt, please call us at 1-800-99-BARON or visit us at baronfunds.com or e-mail us at info@baronfunds.com.

Thank you for investing in Baron Capital Asset Fund

We are pleased with the Fund's start but recognize that it is less than four years old. We will work hard to invest your savings within a philosophy and approach to investing that has served as well over a long period of time. We hope to earn over the years the confidence you have placed in us by becoming shareholders of the Fund.

Sincerely,


/s/ RONALD BARON

Ronald Baron
Chairman & CEO

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

[GRAPH]

           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
  BARON CAPITAL ASSET FUND - INSURANCE SHARES IN RELATION TO THE RUSSELL 2000*

               Insurance
                 Shares              Russell 2000
                 ------              ------------
10/01/98         10,000                 10,000

12/31/98         13,250                 11,631

12/31/99         17,998                 14,103

12/31/00         17,520                 13,677

12/31/01         19,683                 14,017

Information Presented by Fiscal Year as of December 31

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-sized companies



[GRAPH]

           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
  BARON CAPITAL ASSET FUND - RETIREMENT SHARES IN RELATION TO THE RUSSELL 2000*


               Retirement
                 Shares             Russell 2000
                 ------             ------------
11/25/98          10,000                10,000

12/31/98          10,995                10,652

12/31/99          14,958                12,916

12/31/00          14,596                12,526

12/31/01          16,431                12,837

Information Presented by Fiscal Year as of December 31

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-sized companies

--------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

Baron Capital Asset Fund performed well in the year ended December 31, 2001. The Fund performed significantly better than the Russell 2000, an index of small cap stocks and the S&P 500. The Fund gained 12.3% in the year ending December 31 versus 2.5% and -11.9% for the Russell 2000 and S&P 500 indices respectively. The Fund has significantly outperformed the Russell 2000 since its inception in October, 1998 (see graph).

The Fund's performance was not uniform across the year. The Fund experienced strong gains in the second and fourth quarters of the year, +19.3% and +21.9%. The Fund experienced losses of 5.0% and 18.7% in the first and third quarters of the year while outperforming the Russell 2000, which experienced larger losses in both of these quarters.

The Fund's performance was not uniform across sectors. The Fund performed well with its investments in Retail Stores & Restaurants, Media & Entertainment, Hotels & Lodging, Health Care Services and Education. The Fund performed poorly with its investments in Communications. The Fund lost money with its investments in Recreation & Resorts in the post September 11 period.

In fiscal year 2002, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies . . .

 . . . attractive risk profile. The attractive valuation levels that we perceive of companies within the small cap universe and the prospects for an improving economy as the year progresses leave us looking forward to a successful 2002.

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

TABLE I (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
--------------------------------------------------------------------------------
The Fund invests primarily in small and medium sized companies. Table I ranks the Fund's investments by market capitalization and displays the percentage of the Fund's portfolio invested in each market capitalization category. At times the Fund will invest in companies with market capitalizations greater than $5 billion.
--------------------------------------------------------------------------------
BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

                                                    Equity
                                                  Market Cap           % of
Company                                         (in millions)       Net Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ......................     $5,181             1.9%
                              Medium Capitalization
--------------------------------------------------------------------------------
Robert Half Intl., Inc. .......................     $4,683             1.1%
Weight Watchers Intl., Inc. ...................      3,565             0.7
Dollar Tree Stores, Inc. ......................      3,470             3.3
ChoicePoint, Inc. .............................      3,187             4.3
Millipore Corp. ...............................      2,898             2.1
BlackRock, Inc., Cl A .........................      2,685             1.8
Polo Ralph Lauren Corp., Cl A .................      2,613             3.4
Trigon Healthcare, Inc., Cl A .................      2,485             1.8
Manor Care, Inc. ..............................      2,427             2.2
Krispy Kreme Doughnuts, Inc. ..................      2,370             3.0
Mediacom Comm. Corp., Cl A ....................      2,189             0.7
DeVry, Inc. ...................................      1,986             1.7
Catalina Marketing Corp. ......................      1,913             1.5
Harte-Hanks, Inc. .............................      1,790             2.7
Radio One, Inc. ...............................      1,740             1.9
Four Seasons Hotels, Inc. .....................      1,618             1.6
Ethan Allen Interiors, Inc. ...................      1,608             2.9
OM Group, Inc. ................................      1,598             3.4
Extended Stay of America, Inc. ................      1,526             2.8
                                                                      ----
                                                                      42.9%


                                                       Equity
                                                     Market Cap         % of
Company                                             (in millions)    Net Assets
--------------------------------------------------------------------------------
                              Small Capitalization
--------------------------------------------------------------------------------
Charles River Laboratories Intl., Inc. ............    $1,477            1.4%
SmartForce PLC ADR ................................     1,401            2.1
Entravision Comm. Corp., Cl A .....................     1,384            0.3
Gabelli Asset Mgmt., Inc., Cl A ...................     1,291            0.5
Getty Images, Inc. ................................     1,186            1.2
XM Satellite Radio Hldgs., Inc. 8.25% Series C
  Conv. Pfd........................................     1,153            1.5
Education Mgmt. Corp. .............................     1,100            1.6
Chico's FAS, Inc. .................................     1,074            3.4
LNR Property Corp. ................................     1,059            0.8
Intrawest Corp. ...................................     1,053            1.5
Edison Schools, Inc. ..............................     1,052            0.3
Sotheby's Hldgs., Inc., Cl A ......................     1,018            0.9
Southern Union Co. ................................       983            2.2
Province Healthcare Co. ...........................       977            0.9
Kronos, Inc. ......................................       949            1.2
Choice Hotels Intl., Inc. .........................       942            2.5
Seacor Smit, Inc. .................................       932            2.4
Industrie Natuzzi SPA ADR .........................       841            0.3
Sun Intl. Hotels, Ltd. ............................       828            3.3
Cell Genesys, Inc. ................................       805            0.8
Spanish Broadcasting System, Inc., Cl A ...........       639            1.5
Vail Resorts, Inc. ................................       623            1.1
AmSurg Corp. ......................................       546            1.2
United Surgical Partners Intl., Inc. ..............       514            1.8
Libbey, Inc. ......................................       500            2.0
California Pizza Kitchen, Inc. ....................       456            2.3
Boyd Gaming Corp. .................................       405            0.1
Chiles Offshore, Inc. .............................       403            0.7
Saga Comm., Inc., Cl A ............................       342            2.4
Heidrick & Struggles Intl., Inc. ..................       327            0.8
University of Phoenix Online ......................       314            1.4
Smart and Final, Inc. .............................       307            1.2
Alexander's, Inc. .................................       285            0.1
DVI, Inc. .........................................       247            1.5
Rigel Pharmaceuticals, Inc. .......................       175            0.3
drugstore.com, Inc. ...............................       130            0.1
                                                                        ----
                                                                        47.6%

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------
TABLE II (UNAUDITED)
--------------------------------------------------------------------------------
HISTORICAL INFORMATION
--------------------------------------------------------------------------------
Table II displays on a quarterly basis each class' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a class at the time of its inception.
-------------------------------------------------------------------------------
INSURANCE SHARES
--------------------------------------------------------------------------------

                                            Net Asset                    Value of Shares
                                              Value                     Owned, if Initial
Date                    Class Net Assets    Per Share    Dividends   Investment was $10,000*
--------------------------------------------------------------------------------------------
10/01/98                  $    100,000        $10.00                         $10,000
--------------------------------------------------------------------------------------------
12/31/98                       806,286         13.25                          13,250
--------------------------------------------------------------------------------------------
03/31/99                     2,257,290         14.10                          14,100
--------------------------------------------------------------------------------------------
06/30/99                     9,763,273         15.66      $0.196              15,861
--------------------------------------------------------------------------------------------
09/30/99                    14,113,049         14.67                          14,858
--------------------------------------------------------------------------------------------
12/31/99                    31,238,741         17.77                          17,998
--------------------------------------------------------------------------------------------
03/31/00                    53,190,352         19.70                          19,953
--------------------------------------------------------------------------------------------
06/30/00                    60,504,930         17.89       0.040              18,160
--------------------------------------------------------------------------------------------
09/30/00                    61,068,138         17.85                          18,119
--------------------------------------------------------------------------------------------
12/31/00                    60,412,224         17.26                          17,520
--------------------------------------------------------------------------------------------
03/31/01                    70,624,219         16.39                          16,637
--------------------------------------------------------------------------------------------
06/30/01                   102,832,794         19.46       0.087              19,846
--------------------------------------------------------------------------------------------
09/30/01                    85,713,511         15.83                          16,144
--------------------------------------------------------------------------------------------
12/31/01                   112,983,295         19.30                          19,683
--------------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.


Retirement Shares
--------------------------------------------------------------------------------

                                         Net Asset                    Value of Shares
                                           Value                     Owned, if Initial
Date                 Class Net Assets    Per Share    Dividends   Investment was $10,000*
-----------------------------------------------------------------------------------------
11/25/98                $2,400,000         $12.06                         $10,000
--------------------------------------------------------------------------------------------
12/31/98                 2,638,488          13.26                          10,995
--------------------------------------------------------------------------------------------
03/31/99                 2,809,738          14.11                          11,700
--------------------------------------------------------------------------------------------
06/30/99                 3,158,955          15.67      $0.197              13,161
--------------------------------------------------------------------------------------------
09/30/99                 2,961,439          14.69                          12,337
--------------------------------------------------------------------------------------------
12/31/99                 3,589,954          17.81                          14,958
--------------------------------------------------------------------------------------------
03/31/00                 3,982,115          19.76                          16,596
--------------------------------------------------------------------------------------------
06/30/00                 3,625,539          17.95       0.040              15,109
--------------------------------------------------------------------------------------------
09/30/00                 3,619,983          17.92                          15,084
--------------------------------------------------------------------------------------------
12/31/00                 3,502,484          17.34                          14,596
--------------------------------------------------------------------------------------------
03/31/01                 3,326,861          16.47                          13,863
--------------------------------------------------------------------------------------------
06/30/01                 3,971,056          19.57       0.087              16,549
--------------------------------------------------------------------------------------------
09/30/01                 3,232,513          15.93                          13,471
--------------------------------------------------------------------------------------------
12/31/01                 3,943,629          19.43                          16,431
--------------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.



AVERAGE ANNUAL RETURN

                         Period ended December 31, 2001

INSURANCE SHARES
-------------------------------------------------------------------------------
One year                                                                  12.3%
-------------------------------------------------------------------------------
Two years                                                                  4.6%
-------------------------------------------------------------------------------
Three years                                                               14.1%
-------------------------------------------------------------------------------
Since inception October 1, 1998                                           23.1%
-------------------------------------------------------------------------------


RETIREMENT SHARES
-------------------------------------------------------------------------------
One year                                                                  12.6%
-------------------------------------------------------------------------------
Two years                                                                  4.8%
-------------------------------------------------------------------------------
Three years                                                               14.3%
-------------------------------------------------------------------------------
Since inception November 25, 1998                                         17.4%
-------------------------------------------------------------------------------


The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Capital Asset Fund including charges and expenses, contact your plan administrator or participating insurance company for a copy of the Fund's prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Capital Asset Fund unless accompanied or preceded by the Fund's current prospectus.

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 2001

       Shares                                                      Value
--------------------------------------------------------------------------------
COMMON STOCKS (90.86%)
--------------------------------------------------------------------------------
                BUSINESS SERVICES (11.70%)
       50,000   Catalina Marketing Corp.*                       $ 1,735,000
      100,000   ChoicePoint, Inc.*                                5,069,000
      110,000   Harte-Hanks, Inc.                                 3,098,700
       54,400   Heidrick & Struggles Intl., Inc.*                   987,360
       30,000   Kronos, Inc.*                                     1,451,400
       50,000   Robert Half Intl., Inc.*                          1,335,000
                                                                -----------
                                                                 13,676,460
                CHEMICAL (5.47%)
       40,000   Millipore Corp.                                   2,428,000
       60,000   OM Group, Inc.                                    3,971,400
                                                                -----------
                                                                  6,399,400
                CONSUMER SERVICES (1.58%)
       60,000   Sotheby's Hldgs., Inc., Cl A                        996,600
       25,000   Weight Watchers Intl., Inc.*                        845,500
                                                                -----------
                                                                  1,842,100
                EDUCATION (9.02%)
       50,000   Apollo Group, Inc., Cl A*                         2,250,500
       70,000   DeVry, Inc.*                                      1,991,500
       20,000   Edison Schools, Inc.*                               393,000
       50,000   Education Mgmt. Corp.*                            1,812,500
      100,000   SmartForce PLC ADR*                               2,475,000
       50,000   University of Phoenix Online*                     1,629,500
                                                                -----------
                                                                 10,552,000
                FINANCIAL (3.77%)
       50,000   BlackRock, Inc., Cl A*                            2,085,000
      100,000   DVI, Inc.*                                        1,720,000
       14,000   Gabelli Asset Mgmt., Inc., Cl A*                    604,800
                                                                -----------
                                                                  4,409,800
                HEALTH SERVICES (10.43%)
       50,000   AmSurg Corp.*                                     1,359,000
       40,000   Cell Genesys, Inc.*                                 929,600
       50,000   Charles River Laboratories Intl., Inc.*           1,674,000
      110,000   Manor Care, Inc. *                                2,608,100
       35,000   Province Healthcare Co.*                          1,080,100
       75,000   Rigel Pharmaceuticals, Inc.*                        348,750
       30,000   Trigon Healthcare, Inc., Cl A *                   2,083,500
      100,000   United Surgical Partners Intl., Inc.*             2,115,000
                                                                -----------
                                                                 12,198,050
                HOTELS AND LODGING (6.87%)
      130,000   Choice Hotels Intl., Inc.*                        2,879,500
      200,000   Extended Stay of America, Inc.*                   3,280,000
       40,000   Four Seasons Hotels, Inc.                         1,870,400
                                                                -----------
                                                                  8,029,900
                MEDIA AND ENTERTAINMENT (6.81%)
       33,600   Entravision Comm. Corp., Cl A*                      401,520
       42,400   Mediacom Comm. Corp., Cl A*                         774,224
       25,000   Radio One, Inc., Cl A*                              461,750
      100,000   Radio One, Inc., Cl D*                            1,801,000
      134,900   Saga Comm., Inc., Cl A*                           2,792,430
      175,000   Spanish Broadcasting System, Inc., Cl A*          1,730,750
                                                                -----------
                                                                  7,961,674
                OIL SERVICES (3.09%)
       41,400   Chiles Offshore, Inc.*                              823,446
       60,000   Seacor Smit, Inc.*                                2,784,000
                                                                -----------
                                                                  3,607,446
                PRINTING AND PUBLISHING (1.18%)
       60,000   Getty Images, Inc.*                               1,378,800
                REAL ESTATE AND REITs (0.90%)
        2,000   Alexander's, Inc.*                                  113,800
       30,000   LNR Property Corp.                                  935,400
                                                                -----------
                                                                  1,049,200

       Shares                                                     Value
---------------------------------------------------------------------------
                RECREATION AND RESORTS (5.97%)
       15,000   Boyd Gaming Corp.*                            $      97,500
      100,000   Intrawest Corp.                                   1,750,000
      150,000   Sun Intl. Hotels, Ltd.*                           3,802,500
       75,000   Vail Resorts, Inc.*                               1,329,750
                                                              -------------
                                                                  6,979,750
                RETAIL TRADE AND RESTAURANTS (19.61%)
      110,000   California Pizza Kitchen, Inc.*                   2,722,500
       99,800   Chico's FAS, Inc.*                                3,962,060
      125,000   Dollar Tree Stores, Inc.*                         3,863,750
       40,000   drugstore.com, Inc.*                                 78,000
       80,000   Ethan Allen Interiors, Inc.                       3,327,200
       80,000   Krispy Kreme Doughnuts, Inc.*                     3,536,000
      150,000   Polo Ralph Lauren Corp., Cl A*                    4,014,000
      136,800   Smart and Final, Inc.*                            1,428,192
                                                              -------------
                                                                 22,931,702
                UTILITY SERVICES (2.20%)
      136,500   Southern Union Co.*                               2,574,390
                WHOLESALE TRADE (2.26%)
       25,000   Industrie Natuzzi SPA ADR                           366,000
       69,900   Libbey, Inc.                                      2,282,235
                                                              -------------
                                                                  2,648,235
                                                              -------------
TOTAL COMMON STOCKS
 (Cost $83,039,466)                                             106,238,907
                                                              -------------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.49%)
--------------------------------------------------------------------------------
                MEDIA AND ENTERTAINMENT
        2,000   XM Satellite Radio Hldgs., Inc. 8.25%
                  Series C Conv. Pfd due 2012 @
                  (Cost $2,000,000)                               1,740,600
                                                              -------------
TOTAL INVESTMENTS (92.35%)
 (Cost $85,039,466**)                                           107,979,507
CASH AND OTHER ASSETS
 LESS LIABILITIES (7.65%)                                         8,947,417
                                                              -------------
NET ASSETS (100.00%)                                          $ 116,926,924
                                                              =============
NET ASSET VALUE PER SHARE

INSURANCE SHARES:

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE (BASED ON NET ASSETS OF
$112,983,295 AND 5,855,043 SHARES
OF BENEFICIAL INTEREST OUTSTANDING)                                  $19.30
                                                              =============
Retirement Shares:

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE (BASED ON NET ASSETS OF $3,943,629 AND
202,953 SHARES OF BENEFICIAL INTEREST OUTSTANDING)                   $19.43
                                                              =============

---------------
%   Represents percentage of net assets
*   Non-income producing securities
@   Restricted security
** For Federal income tax purposes the cost basis is $85,330,544. Aggregate unrealized appreciation and depreciation of investments are $25,404,033 and $2,755,070, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2001

      ASSETS:
        Investments in securities, at value (Cost $85,039,466).........   $107,979,507
        Cash, including interest bearing deposits......................      7,576,236
        Dividends and interest receivable..............................         11,409
        Receivable for securities sold.................................        779,883
        Receivable for shares sold.....................................        718,075
                                                                          ------------
                                                                           117,065,110
                                                                          ------------
      LIABILITIES:
        Payable for securities purchased...............................         99,456
        Payable for shares redeemed....................................         15,494
        Accrued expenses and other payables............................         23,236
                                                                          ------------
                                                                               138,186
                                                                          ------------
      NET ASSETS ......................................................   $116,926,924
                                                                          ============
      NET ASSETS CONSIST OF:
        Capital paid-in................................................   $102,979,323
        Accumulated net realized loss..................................     (8,992,440)
        Net unrealized appreciation on investments.....................     22,940,041
                                                                          ------------
      NET ASSETS ......................................................   $116,926,924
                                                                          ============
      NET ASSET VALUE PER SHARE
      INSURANCE SHARES
        Net asset value, offering and redemption price per share (based on net assets of $112,983,295 and 5,855,043 shares
         outstanding) .................................................   $      19.30
                                                                          ============
      RETIREMENT SHARES
        Net asset value, offering and redemption price per share (based
         on net assets of $3,943,629 and 202,953 shares outstanding) ..   $      19.43
                                                                          ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2001

      INVESTMENT INCOME:
        INCOME:
         Interest ......................................................   $   263,936
         Dividends .....................................................        28,158
                                                                           -----------
         Total income ..................................................       292,094
                                                                           -----------
        EXPENSES:
         Investment advisory fees ......................................       918,130
         Distribution fees - Insurance Shares ..........................       220,784
         Shareholder servicing agent fees -- Insurance Shares ..........        31,644
         Shareholder servicing agent fees -- Retirement Shares .........        25,352
         Reports to shareholders -- Insurance Shares ...................       190,315
         Reports to shareholders -- Retirement Shares ..................         3,448
         Custodian fees ................................................         6,678
         Registration and filing fees -- Insurance Shares ..............        36,887
         Registration and filing fees -- Retirement Shares .............        11,829
         Professional fees .............................................        30,005
         Trustee fees ..................................................           600
         Miscellaneous .................................................         2,089
                                                                           -----------
         Total expenses ................................................     1,477,761
         Less: Expense reimbursement by investment adviser .............      (109,314)
                                                                           -----------
         Net expenses ..................................................     1,368,447
                                                                           -----------
         Net investment loss ...........................................    (1,076,353)
                                                                           -----------
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized loss on investments sold...........................    (8,701,362)
        Change in net unrealized appreciation of investments............    19,423,365
                                                                           -----------
         Net gain on investments .......................................    10,722,003
                                                                           -----------
         Net increase in net assets resulting from operations ..........   $ 9,645,650
                                                                           ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   For The              For The
                                                  Year Ended          Year Ended
                                              December 31, 2001    December 31, 2000
                                              -----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS:
    Operations:
      Net investment loss .................      $ (1,076,353)       $   (585,532)
      Net realized gain (loss) on
       investments sold ...................        (8,701,362)            768,572
      Change in net unrealized
       appreciation on investments ........        19,423,365          (2,113,666)
                                                 ------------        ------------
      Increase (decrease) in net assets
       resulting from operations ..........         9,645,650          (1,930,626)
                                                 ------------        ------------
     NET REALIZED GAIN ON INVESTMENTS:
      Insurance Shares ....................          (449,455)           (134,524)
      Retirement Shares ...................           (17,575)             (8,063)
                                                 ------------        ------------
                                                     (467,030)           (142,587)
                                                 ------------        ------------
    CAPITAL SHARE TRANSACTIONS:
     INSURANCE SHARES:
      Proceeds from the sale of shares ....        74,549,428          47,282,933
      Net asset value of shares issued in
       reinvestment of dividends ..........           449,455             134,524
      Cost of shares redeemed .............       (31,182,862)        (16,266,294)
     RETIREMENT SHARES:
      Proceeds from the sale of shares ....                 0                   0
      Net asset value of shares issued in
       reinvestment of dividends ..........            17,575               8,063
      Cost of shares redeemed .............                 0                   0
                                                 ------------        ------------
      Increase in net assets derived from
       capital share transactions .........        43,833,596          31,159,226
                                                 ------------        ------------
      Net increase in net assets ..........        53,012,216          29,086,013
    NET ASSETS:
     Beginning of year ....................        63,914,708          34,828,695
                                                 ------------        ------------
     End of year ..........................      $116,926,924        $ 63,914,708
                                                 ============        ============
    SHARES OF BENEFICIAL INTEREST:
     INSURANCE SHARES:
      Shares sold .........................         4,099,677           2,652,610
      Shares issued in reinvestment of
       dividends ..........................            24,112               7,532
      Shares redeemed .....................        (1,768,861)           (918,451)
                                                 ------------        ------------
      Net increase in Insurance Shares
       outstanding ........................         2,354,928           1,741,691
                                                 ============        ============
     RETIREMENT SHARES:
      Shares sold .........................                 0                   0
      Shares issued in reinvestment of
       dividends ..........................               937                 450
      Shares redeemed .....................                 0                   0
                                                 ------------        ------------
      Net increase in Retirement Shares
       outstanding ........................               937                 450
                                                 ============        ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION

Baron Capital Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust currently consists of one series, Baron Capital Asset Fund (the "Fund"). There are currently two classes of shares: the Insurance Shares and the Retirement Shares. The Insurance Shares are offered in connection with variable annuity contracts and variable life insurance contracts offered by life insurance companies. The Retirement Shares are offered to certain qualified retirement plans. Each class of shares has equal rights as to earnings and assets except that each class bears different expenses for distribution, shareholder service, reports to shareholders and registration and filing fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. The Fund's objective is capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with generally accepted accounting principles.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(c) FEDERAL INCOME TAXES. It is the policy of the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) RESTRICTED SECURITIES. The Fund invests in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) DISTRIBUTIONS. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. For the year ended December 31, 2001, the following amounts were reclassified for federal income tax purposes:

          Undistributed                   Undistributed
       Net Investment Income         Realized Gain/Loss          Capital-Paid-in
      ----------------------         ------------------          ---------------
            $1,076,353                           $1,693            ($1,078,046)


(f) USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(3) PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2001,  purchases and sales of securities,  other
than  short   term   securities,   aggregated   $61,761,664   and   $26,674,211,
respectively.

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc., (the "Adviser"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), serves as investment adviser to the Fund. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value. The Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.25% for the Retirement Shares and for the Insurance Shares, 1.5% for the first $250 million of net assets; 1.35% for the next $250 million of net assets and 1.25% for net assets over $500 million.

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

(b) DISTRIBUTION FEES. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG, is a registered broker dealer and the distributor of the Insurance Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Fund to pay BCI a distribution fee equal on an annual basis to 0.25% of average daily net assets of the Insurance Shares.

Brokerage transactions for the Fund may be effected by or through BCI. During the year ended December 31, 2001, BCI earned brokerage commissions of $119,562.

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Fund's Adviser or of BCI. None of the Trustees so affiliated received compensation for his/ her services as a Trustee of the Trust. None of the Fund's officers received compensation from the Fund.

(5) RESTRICTED SECURITIES

A summary of the restricted securities held at December 31, 2001 follows:

Name of Issuer                                          Acquisition
--------------                                             Date          Value
                                                        -----------   ----------
CONVERTIBLE PREFERRED STOCK
 XM Satellite Radio Hldgs., Inc. 8.25% Series C
Conv. Pfd due 2012 .................................    07/07/2000    $1,740,600
   (Cost $2,000,000) (1.49% of Net Assets)

(6) DISTRIBUTIONS TO SHAREHOLDERS

On June 12, 2001, a distribution of $0.087 per share was declared for the Insurance Shares and the Retirement Shares. The dividend was paid on June 13, 2001 to shareholders of record on June 11, 2001. For tax purposes, the distributions were designated as ordinary income.

The Fund has capital loss carryforwards of $2,875,212 at December 31, 2001, expiring in 2009, which can be used to offset future capital gains. Also under the current law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This deferral, which can be used to offset future capital gains at December 31, 2002, amounted to $5,826,150. The differences between book basis and tax basis of unrealized appreciation (depreciation) and accumluated capital loss are primarily attributable to wash sales.

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

(7) FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial  interest  outstanding  throughout  each year:
--------------------------------------------------------------------------------

INSURANCE SHARES:
                                                                                          Year ended December 31,
                                                                                2001          2000        1999        1998*
                                                                             ----------    ---------    ---------   ---------
Net asset value, beginning of year .......................................   $    17.26    $   17.77    $   13.25   $   10.00
                                                                             ----------    ---------    ---------   ---------
Income from investment operations
Net investment income (loss) .............................................        (0.18)       (0.16)       (0.06)       0.02
Net realized and unrealized gains (losses) on
  investments.............................................................         2.31        (0.31)        4.78        3.23
                                                                             ----------    ---------    ---------   ---------
  Total from investment operations........................................         2.13        (0.47)        4.72        3.25
                                                                             ----------    ---------    ---------   ---------
Less distributions
Dividends from net investment income .....................................         0.00         0.00        (0.01)       0.00
Distributions from net realized gains ....................................        (0.09)       (0.04)       (0.19)       0.00
                                                                             ----------    ---------    ---------   ---------
 Total Distributions .....................................................        (0.09)       (0.04)       (0.20)       0.00
                                                                             ----------    ---------    ---------   ---------
Net asset value, end of year .............................................   $    19.30    $   17.26    $   17.77   $   13.25
                                                                             ==========    =========    =========   =========
 Total Return# ...........................................................         12.3%        (2.7%)       35.8%       32.5%+
                                                                             ----------    ---------    ---------   ---------
Ratios/Supplemental Data
Net assets (in thousands),
  end of year.............................................................   $112,983.3    $60,412.2    $31,238.7   $   806.3
Ratio of total expenses to average net assets ............................         1.59%        1.66%        1.88%        7.62%**
Less: Expense reimbursement by investment adviser ........................        (0.09%)      (0.16%)      (0.38%)      (6.17%)**
                                                                             ----------    ---------    ---------   ---------
Ratio of net expenses to average net assets ..............................         1.50%        1.50%        1.50%       1.45%**
                                                                             ==========    =========    =========   =========
Ratio of net investment income (loss) to average net assets ..............        (1.18%)      (1.02%)      (0.78%)      0.99%**
Portfolio turnover rate ..................................................        31.85%       39.38%       37.18%      37.11%+


RETIREMENT SHARES:
                                                                                            Year ended December 31,
                                                                                   2001        2000        1999       1998@
                                                                                 --------    --------    --------   ---------
Net asset value, beginning of
  year........................................................................   $  17.34    $  17.81    $  13.26    $  12.06
                                                                                 --------    --------    --------    --------
Income from investment operations
Net investment income (loss) .................................................      (0.16)      (0.14)      (0.04)       0.02
Net realized and unrealized gains (losses) on
  investments.................................................................       2.34       (0.29)       4.79        1.18
                                                                                 --------    --------    --------    --------
  Total from investment operations............................................       2.18       (0.43)       4.75        1.20
                                                                                 --------    --------    --------    --------
Less distributions
Dividends from net investment income .........................................       0.00        0.00       (0.01)       0.00
Distributions from net realized gains ........................................      (0.09)      (0.04)      (0.19)       0.00
                                                                                 --------    --------    --------    --------
 Total Distributions .........................................................      (0.09)      (0.04)      (0.20)       0.00
                                                                                 --------    --------    --------    --------
Net asset value, end of year .................................................   $  19.43    $  17.34    $  17.81    $  13.26
                                                                                 ========    ========    ========    ========
 Total Return# ...............................................................       12.6%       (2.4%)      36.0%       10.0%+
                                                                                 --------    --------    --------    --------
Ratios/Supplemental Data
Net assets (in thousands), end of year .......................................   $3,943.6    $3,502.5    $3,590.0    $2,638.5
Ratio of total expenses to average net assets ................................       2.16%       1.76%       1.62%       7.38%**
Less: Expense reimbursement by investment adviser ............................      (0.91%)     (0.51%)     (0.38%)     (6.17%)**
                                                                                 --------    --------    --------    --------
Ratio of net expenses to average net assets ..................................       1.25%       1.25%       1.24%       1.21%**
                                                                                 ========    ========    ========    ========
Ratio of net investment income (loss) to average net assets                         (0.89%)     (0.77%)     (0.28%)      1.34%**
Portfolio turnover rate ......................................................      31.85%      39.38%      37.18%      37.11%+

--------------------------------------------------------------------------------
 * For the period October 1, 1998 (commencement of operations) to December 31, 1998.
@ For the period Novermber 25, 1998 (commencement of operations) to December 31, 1998.
**  Annualized.
 # The total returns would have been lower had certain expenses not been reduced during the periods shown.
 +  Not annualized.

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Baron Capital Asset Fund

In our opinion, the accompanying statements of assets and liabilities and of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Capital Asset Fund (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 1, 1998 (commencement of operations) to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS, LLP
New York, New York
January 25, 2002

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees oversees the management of the Fund. The Trustees and executive officers of the Fund and their principal occupations during the last five years are set forth below.

                                               POSITION HELD                    PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     AGE       WITH THE FUND                    DURING PAST FIVE YEARS
----------------                     ---       -------------                    ----------------------
Ronald Baron *+                       58       Chairman, CEO, Chief             Chairman, CEO, and Director, Baron Capital, Inc.
767 Fifth Avenue                               Investment Officer and           (1982-Present), Baron Capital Management, Inc.
New York, NY 10153                             Trustee                          (1983-Present), Baron Capital Group, Inc. (1984-
                                                                                Present), BAMCO, Inc. (1987-Present).

Norman S. Edelcup++                   66       Trustee                          Senior Vice President and Director, Florida
244 Atlantic Isles                                                              Savings Bancorp (2001-Present); Commissioner,
Sunny Isles Beach, FL 33160                                                     Sunny Isles Beach, Florida (2001-Present); Senior
                                                                                Vice President, Item Processing of America (1999-
                                                                                2000) (a subsidiary of The Intercept Group);
                                                                                Chairman, Item Processing of America (1989-1999)
                                                                                (a financial institution service bureau);
                                                                                Director, Valhi, Inc. (1975-Present) (diversified
                                                                                company); Director, Artistic Greetings, Inc.
                                                                                (1985-1998).

Irwin Greenberg++                     70       Trustee                          Chairman (1994-1997) and Director (1991-Present),
4303 W. Wyndemere Circle                                                        Lehigh Valley Hospital Board; Retail Consultant,
Schnecksville, PA 18078                                                         (1990-Present); Director, Cedar Crest College
                                                                                (1990-1999); Director, Henry Lehr & Co., Inc.
                                                                                (1996-Present) (insurance); President and CEO,
                                                                                Hess's Department Stores (1976-1990).

Clifford Greenberg                    42       Vice President and Portfolio     Vice President, Baron Capital, Inc., Baron Capital
767 Fifth Avenue                               Manager                          Group, Inc., BAMCO, Inc., (1997-Present),
New York, NY 10153                                                              Portfolio Manager, Baron Small Cap Fund (1997-
                                                                                Present); General Partner, HPB Associates, LP
                                                                                (1984-1996) (investment partnership).

Linda S. Martinson*+                  46       Vice President, Secretary and    General Counsel and Secretary, Baron Capital, Inc.
767 Fifth Avenue                               Trustee                          (1983-Present), BAMCO, Inc. (1987-Present), Baron
New York, NY 10153                                                              Capital Group, Inc. (1984-Present), Baron Capital
                                                                                Management, Inc. (1983-Present).

Charles N. Mathewson                  73       Trustee                          Chairman, International Game Technology, Inc.
9295 Prototype Road                                                             (1986-Present) (manufacturer of microprocessor-
Reno, NV 89511                                                                  controlled gaming machines and monitoring
                                                                                systems); Chairman, American Gaming Association
                                                                                (1994-Present).

--------------------------------------------------------------------------------
                            BARON CAPITAL ASSET FUND
--------------------------------------------------------------------------------

                                               POSITION HELD                    PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     AGE       WITH THE FUND                    DURING PAST FIVE YEARS
----------------                     ---       -------------                    ----------------------
Harold W. Milner                      67       Trustee                          Retired; President and CEO, Kahler Realty
8229 Turtle Creek Circle                                                        Corporation (1985-1997) (hotel ownership and
Las Vegas, NV 89113                                                             management).

Raymond Noveck+                       58       Trustee                          Private Investor (1999-Present); President, The
31 Karen Road                                                                   Medical Information Line, Inc. (1997-1998) (health
Waban, MA 02168                                                                 care information); President, Strategic Systems,
                                                                                Inc. (1990-1997) (health care information);
                                                                                Director, Horizon/CMS Healthcare Corporation
                                                                                (1987-1997).

Susan Robbins                         47       Vice President                   Senior Analyst, Vice President and Director, Baron
767 Fifth Avenue                                                                Capital, Inc. (1982-Present), Baron Capital
New York, NY 10153                                                              Management, Inc. (1984-Present).

Morty Schaja*                         47       President, Chief Operating       President and Chief Operating Officer, Baron
767 Fifth Avenue                               Officer and Trustee              Capital, Inc. (1999-Present); Senior Vice
New York, NY 10153                                                              President and Chief Operating Officer, Baron
                                                                                Capital, Inc. (1997-1999); Managing Director, Vice
                                                                                President, Baron Capital, Inc. (1991-1999); and
                                                                                Director, Baron Capital Group, Inc., Baron Capital
                                                                                Management, Inc., and BAMCO, Inc. (1997-Present).

David A. Silverman, MD                51       Trustee                          Physician and Faculty, New York University School
239 Central Park West                                                           of Medicine (1976-Present).
New York, NY 10024

Peggy C. Wong                         40       Treasurer and Chief Financial    Treasurer and Chief Financial Officer, Baron
767 Fifth Avenue                               Officer                          Capital, Inc., Baron Capital Group, Inc., BAMCO,
New York, NY 10153                                                              Inc. and Baron Capital Management, Inc. (1987-
                                                                                Present).

---------------
* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
++  Members of the Audit Committee.

The Fund's Statement of Additional Information provides additional information about Fund directors, and is available without charge, upon request, to Shareholders who call the following toll-free number (800)-99BARON.

[REGISTERED LOGO]
-----------------
BARON
CAPITAL
FUNDS

767 Fifth Avenue
 NY, NY 10153



                                                                           AR01